Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Amendment”) is dated as of July 14, 2023 by and among ARGO GROUP INTERNATIONAL HOLDINGS, LTD, a company organized under the laws of Bermuda (the “Parent”), and ARGO GROUP US, INC., a Delaware corporation (each, a “Borrower” and, collectively, the “Borrowers”), JPMORGAN CHASE BANK, N. A., individually as a lender and as administrative agent (in such capacity, the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A.                 The Borrowers, the Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of November 2, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.                  The Parent entered into that certain Agreement and Plan of Merger, dated as of February 8, 2023 (as in effect on the date hereof and as thereafter amended, restated, amended and restated, supplemented or otherwise modified from time to time solely to the extent any such amendment, restatement, amendment and restatement, supplementation or modification (i) is not materially adverse to the Administrative Agent and/or the Lenders or (ii) is otherwise consented to by the Administrative Agent and the Required Lenders (which approval shall not be unreasonably withheld, conditioned or delayed and it being understood and agreed that an amendment that extends or changes the Outside Date as defined in the Merger Agreement as of the date hereof, shall require the consent of the Administrative Agent and Required Lenders), the “Merger Agreement”) with Brookfield Reinsurance Ltd. (“Brookfield Reinsurance”) and BNRE Bermuda Merger Sub Ltd., a wholly owned subsidiary of Brookfield Reinsurance (“Merger Sub”). The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into the Parent in accordance with the Bermuda Companies Act 1981 (such merger pursuant to and in accordance with the terms of the Merger Agreement, the “Merger”), with the Parent surviving the Merger as a wholly-owned subsidiary of Brookfield Reinsurance.

C.                 The Merger will result in a “Change in Control” under the Credit Agreement, and the Administrative Agent, the Borrowers and the undersigned Lenders (constituting the Required Lenders) desire to amend the Credit Agreement prior to the Merger on, and subject to, the terms and conditions set forth herein.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.	Amendment to Credit Agreement.

(a)                The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Change in Control” means (a) (i) prior to the Merger Consummation Date, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; provided, that in no event shall a “Change in

Control” result pursuant to this clause (a)(i) on the Merger Consummation Date from the Merger or any transactions consummated in connection with or contemplated by the Merger Agreement so long as the foregoing are consummated in accordance with the terms of the Merger Agreement or (ii) after the Merger Consummation Date, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; (b) after the Merger Consummation Date, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were not (i) nominated by the board of directors of the Parent, (ii) appointed by directors so nominated or (iii) appointed by written consent of the shareholders of Parent; (c) after the Merger Consummation Date, the acquisition of direct or indirect Control of the Parent by any Person or group; (d) except as otherwise expressly permitted under the terms of this Agreement (including a disposition permitted under Section 6.03(b)), the Parent shall cease to own and control, directly or indirectly, free and clear of all Liens (other than Permitted Encumbrances) all of the economic and voting rights associated with all of the outstanding Equity Interests of each of its Insurance Subsidiaries or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of its Insurance Subsidiaries; (e) except as otherwise expressly permitted under the terms of this Agreement (including a disposition permitted under Section 6.03(b)), Argo US shall cease to own and control, directly or indirectly, free and clear of all Liens (other than Permitted Encumbrances) all of the economic and voting rights associated with all of the outstanding Equity Interests of each of its Insurance Subsidiaries or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of its Insurance Subsidiaries or (f) except as otherwise expressly permitted under the terms of this Agreement, the Parent shall cease to own and control, directly or indirectly, free and clear of all Liens and other encumbrances all of the economic and voting rights associated with all of the outstanding Equity Interests of any of the other Borrowers or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of any of the other Borrowers.

(b)                Section 1.01 of the Credit Agreement is hereby amended to insert the following new definition alphabetically therein:

“Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement, dated July 14, 2023, by and among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Merger” has the meaning assigned to it in Amendment No. 4.

“Merger Agreement” has the meaning assigned to it in Amendment No. 4.

“Merger Consummation Date” means the date that the Merger is consummated.

(c)                Section 6.03 of the Credit Agreement is hereby amended to include the following sentence after clause (c) of Section 6.03:

Notwithstanding anything to the contrary in this Section 6.03, in no event shall the Merger or any transactions consummated in connection with or contemplated by the Merger Agreement constitute a breach and/or violation of this Section 6.03 so long as the foregoing are consummated in accordance with the Merger Agreement.

2.	Representations and Warranties of the Borrowers. Each Borrower represents and warrants that as of the Amendment No. 4 Effective Date (as defined below):

(a)                the execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers’ corporate powers and have been duly authorized by all necessary corporate action and, if required, stockholder action and this Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower enforceable against the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)                each of the representations and warranties contained in the Amended Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date of hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date); and

(c)                immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.	Effective Date. This Amendment shall become effective as of the date hereof (the “Amendment No. 4 Effective Date”) upon which each of the following conditions precedent shall be satisfied or waived by the Required Lenders:

(a)                the Administrative Agent (or its counsel) shall have received from each Borrower and each of the Lenders constituting the Required Lenders, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment;

(b)                the Administrative Agent shall have received all fees due and payable on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the date hereof, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under the Credit Agreement;

(c)                (i) the Administrative Agent shall have received, at least three (3) days prior to the Amendment No. 4 Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing to the Borrowers at least 10 days prior to the Amendment No. 4 Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) days prior to the Amendment No. 4 Effective Date, any Lender that has requested, in a written notice to such Borrower at least 10 days prior to the Amendment No. 4 Effective Date, a Beneficial Ownership Certification in relation to such Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (c)(ii) shall be deemed to be satisfied); and

(d)                at the time of and immediately after effectiveness of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties set forth in Sections 2(a) and (b) above shall be true and correct.

4.	Reference to and Effect Upon the Credit Agreement.

(a)                Except as specifically amended or waived above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b)                The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Amended Credit Agreement.

(c)                This Amendment shall be deemed a “Credit Document” for all purposes under the Amended Credit Agreement and the other Credit Documents.

5.	Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto as set forth in Section 9.03.

6.	Reaffirmation. Each of the Borrowers party hereto as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Borrower granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations as amended hereby.

7.	Governing Law; Jury Waiver; Etc. Sections 9.09 and 9.10 of the Amended Credit Amendment are hereby incorporated herein by reference, mutatis mutandis.

8.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9.	Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. The words “execution,”

“signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BORROWERS:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

By	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

ARGO GROUP US, INC.

By	/s/ Kyle Struble
	Name:	Kyle Struble
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By	/s/ Danielle D. Babine
	Name:	Danielle D. Babine
	Title:	Executive Director

[Signature Page to Amendment No. 4]

HSBC Bank USA, National Association, as a Lender

By	/s/ Mrudul Kotia
	Name:	Mrudul Kotia
	Title:	Vice President, FIG Insurance Group

[Signature Page to Amendment No. 4]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Eva Sverdlova
	Name:	Eva Sverdlova
	Title:	Vice President, Portfolio Manager

[Signature Page to Amendment No. 4]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Glenn Schuermann
	Name:	Glenn Schuermann
	Title:	Vice President

[Signature Page to Amendment No. 4]

Bank of America, N.A., as a Lender

By	/s/ Chris Choi
	Name:	Chris Choi
	Title:	Managing Director

[Signature Page to Amendment No. 4]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Srisupen Andersen
	Name:	Srisupen Andersen
	Title:	Vice President

[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC, as a Lender

By	/s/ Andrew Asmodeo
	Name:	Andrew P. Asmodeo
	Title:	Director

[Signature Page to Amendment No. 4]

GOLDMAN SACHS BANK USA, as a Lender

By	/s/ Keshia Leday
	Name:	Keshia Leday
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4]